SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Colorado                                  333-01173                         84-0467907

(State or other jurisdiction of incorporation) (Commission File No.) (IRS Employer Identification No.)

           8515 East Orchard Road, Greenwood Village, Colorado      80111

                             (Address of principal executive offices)             (Zip Code)

(303) 737-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 30, 2008, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the third quarter of 2008. The press release includes a discussion of the financial results of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

ITEM 7.01     REGULATION FD DISCLOSURE

On October 30, 2008, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the third quarter of 2008. The press release includes a discussion of the financial results of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number          Title

99.1               Great-West Lifeco Inc. Press Release dated October 30, 2008

This Form 8-K contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as “expect,” “anticipate,” “believe” or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Registrant’s beliefs concerning future or projected levels of sales of the Registrant’s products, investment spreads or yields, or the earnings or profitability of the Registrant’s activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Registrant’s control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Registrant specifically, such as credit, volatility and other risks associated with the Registrant’s investment portfolio, and other factors. Readers should also consider other matters, including any risks and uncertainties, discussed in documents filed by the Registrant and certain of its subsidiaries with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Richard G. Schultz
Name: Richard G. Schultz
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.      Description
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99                  Press Release issued by Great-West Lifeco Inc. on October 30, 2008